Exhibit 99.1

News Release

Contacts:	Krista Bessinger Oracle Investor Relations (650) 506-4073	Bob Wynne Oracle Corporate Communications (650) 506-5834

ORACLE REPORTS Q3 GAAP EPS UP 40% TO 14 CENTS, NON-GAAP EPS UP 21% TO 19 CENTS

GAAP Applications New License Revenues Up 77%, GAAP Total Revenues Up 18% to $3.5 Billion

REDWOOD SHORES, Calif., March 20, 2006 — Oracle Corporation (NASDAQ: ORCL) today announced that in Q3 fiscal 2006 GAAP earnings per share were $0.14, up 40% compared to the same quarter last year. Third quarter GAAP revenues were up 18% to $3.5 billion, while quarterly GAAP net income was up 42% to $765 million. Total GAAP software revenues were up 20% to $2.8 billion with GAAP database and middleware new license revenues up 5% and GAAP applications new license revenues up 77%. GAAP services revenues were up 9% to $671 million compared to the same quarter last year.

Non-GAAP earnings per share were $0.19 in Q3, up 21% compared to the same quarter last year. Non-GAAP net income was up 23% to $1 billion compared to Q3 last year.

“We reported record revenues for the quarter and delivered non-GAAP EPS of 19 cents,” said Oracle President and CFO, Safra Catz. “Our non-GAAP operating margins reached record levels for the quarter as well, exceeding all previous third quarter results.”

“SAP’s strongest geographical region is Europe,” said Oracle President, Charles Phillips. “So we are especially pleased that in Europe our applications new license revenue grew in excess of 100% year-over-year. It’s very satisfying to be doing well right in SAP’s backyard.”

“Oracle’s product strategy is based on a combination of innovations and acquisitions,” said CEO, Larry Ellison. “Over the last several weeks we announced our internally developed Secure Enterprise Search technology, and the completion of the Siebel acquisition. As a result, Oracle now has strong product offerings in both Search and Software as a Service. These two markets are red hot and will be engines for growth for Oracle and the entire software industry for years to come.”

- more -

Oracle Corporation is the world’s largest enterprise software company. For more information about Oracle, including supplemental financial information, please visit Oracle on the web at www.oracle.com/investor or call Investor Relations at (650) 506-4073.

“Safe Harbor” Statement: Statements in this press release relating to Oracle’s future plans and prospects are “forward-looking statements” and are subject to material risks and uncertainties. Many factors could affect our current expectations and our actual results, and could cause actual results to differ materially. We presently consider the following to be among the important factors that could cause actual results to differ materially from expectations: (1) Economic, political and market conditions could adversely affect our revenue growth and profitability through reductions in IT budgets and expenditures. (2) We may fail to achieve our financial forecasts due to such factors as delays or size reductions in transactions, fewer large transactions in a particular quarter, unanticipated fluctuations in currency exchange rates, delays in delivery of new products or releases, or a decline in our renewal rates for software license updates and product support. (3) We cannot assure market acceptance of new products or new versions of existing products. (4) We have an active acquisition program (including our recent acquisition of Siebel Systems, Inc.), and our acquisitions may not be successful, may involve unanticipated costs or other integration issues, or may disrupt our existing operations. (5) Periodic changes to our pricing model and sales organization could temporarily disrupt operations and cause a decline or delay in sales. (6) Intense competitive forces demand rapid technological advances and frequent new product introductions, and could require us to reduce prices. A detailed discussion of these factors and other risks that affect our business is contained in our SEC filings, including our most recent reports on Form 10-K, as amended, and Form 10-Q, particularly under the heading “Factors That May Affect Our Future Results or the Market Price of Our Stock.” Copies of these filings are available online from the SEC or by contacting Oracle Corporation’s Investor Relations Department at (650) 506-4073 or by clicking on SEC Filings on Oracle’s Investor Relations website at http://www.oracle.com/investor. All information set forth in this release is current as of March 20, 2006. Oracle undertakes no duty to update any statement in light of new information or future events.

ORACLE CORPORATION

Q3 FISCAL 2006 QUARTER TO DATE FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions, except per share data)

	Three Months Ended February 28,			Three Months Ended February 28,			% Increase (Decrease) in US $		% Increase (Decrease) in Constant Currency (1)
	2006	% of Revenues		2005	% of Revenues

REVENUES
New software licenses	$1,096	32%		$947	32%		16%		20%
Software license updates and product support	1,703	49%		1,389	47%		23%		27%

Software Revenues	2,799	81%		2,336	79%		20%		24%

Services	671	19%		614	21%		9%		13%

Total Revenues	3,470	100%		2,950	100%		18%		22%

OPERATING EXPENSES
Sales and marketing	756	22%		668	22%		13%		17%
Software license updates and product support	178	5%		161	5%		11%		15%
Cost of services	612	18%		555	19%		10%		14%
Research and development	467	14%		411	14%		13%		14%
General and administrative	146	4%		146	5%		0%		3%
Amortization of intangible assets	148	4%		81	3%		83%		83%
Acquisition related	84	2%		51	2%		63%		63%
Restructuring	27	1%		107	4%		(75%	)	(75%	)

Total Operating Expenses	2,418	70%		2,180	74%		11%		14%

OPERATING INCOME	1,052	30%		770	26%		37%		45%
Interest expense	(49)	(1%	)	(58)	(2%	)	(15%	)	(15%	)
Non-operating income, net	75	2%		59	2%		27%		28%

INCOME BEFORE PROVISION FOR INCOME TAXES	1,078	31%		771	26%		40%		48%

Provision for income taxes	313	9%		231	8%		35%		38%

NET INCOME	$765	22%		$540	18%		42%		53%

EARNINGS PER SHARE:
Basic	$0.15			$0.11			39%
Diluted	$0.14			$0.10			40%

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	5,207			5,122			2%
Diluted	5,304			5,230			1%

(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rate in effect on May 31, 2005, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. The United States dollar strengthened relative to major international currencies in the three months ended February 28, 2006 compared with the corresponding prior year period, reducing revenue growth by 4 percentage points, operating expense growth by 3 percentage points and operating income growth by 8 percentage points.

ORACLE CORPORATION

Q3 FISCAL 2006 QUARTER TO DATE

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

(in millions, except per share data)

	Three Months Ended February 28,						% Increase (Decrease) in US $
	2006 GAAP	Adj.	2006 Non-GAAP	2005 GAAP	Adj.	2005 Non-GAAP	GAAP		Non-GAAP

TOTAL REVENUES (2)	$3,470	$64	$3,534	$2,950	$143	$3,093	18%		14%

TOTAL SOFTWARE REVENUES (2)	$2,799	$64	$2,863	$2,336	$143	$2,479	20%		16%
New software licenses	1,096	—	1,096	947	—	947	16%		16%
Software license updates and product support (2)	1,703	64	1,767	1,389	143	1,532	23%		15%

TOTAL OPERATING EXPENSES	$2,418	$(267)	$2,151	$2,180	$(249)	$1,931	11%		11%
Stock-based compensation (3)	8	(8)	—	10	(10)	—	*		*
Amortization of intangible assets (4)	148	(148)	—	81	(81)	—	83%		0%
Acquisition related	84	(84)	—	51	(51)	—	63%		0%
Restructuring	27	(27)	—	107	(107)	—	(75%	)	0%

OPERATING INCOME	$1,052	$331	$1,383	$770	$392	$1,162	37%		19%

OPERATING MARGIN %	30%		39%	26%		38%	16%		4%

INCOME BEFORE PROVISION FOR INCOME TAXES	$1,078	$331	$1,409	$771	$392	$1,163	40%		21%
Income tax effect on above adjustments (5)	313	96	409	231	118	349	35%		17%

NET INCOME	$765	$235	$1,000	$540	$274	$814	42%		23%

DILUTED EARNINGS PER SHARE	$0.14		$0.19	$0.10		$0.16	40%		21%

* not meaningful

(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	Estimated revenues related to assumed support contracts, as of February 28, 2006, that will not be recognized in future periods due to business combination accounting rules are as follows:

Year Ended May 31,

2006	$87
2007	137
2008	9

Total	$233

(3)	As of February 28, 2006, the portion of the intrinsic value of unvested options assumed from acquired companies related to future service, which is approximately $42, is recorded as deferred stock-based compensation on our consolidated balance sheet and will be amortized using the accelerated expense attribution method over the remaining vesting period.

Stock-based compensation is included in the following GAAP operating expenses in the third quarter of fiscal 2006 and 2005:

	Three Months Ended February 28, 2006			Three Months Ended February 28, 2005
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP

Sales and marketing	$2	$(2)	$—	$2	$(2)	$—
Software license updates and product support	1	(1)	—	1	(1)	—
Cost of services	2	(2)	—	3	(3)	—
Research and development	3	(3)	—	3	(3)	—
General and administrative	—	—	—	1	(1)	—

Total stock-based compensation	$8	$(8)	$—	$10	$(10)	$—

(4)	Estimated future amortization expense related to intangible assets as of February 28, 2006 is as follows:

Year Ended May 31,

2006	$183
2007	734
2008	724
2009	719
2010	613
Thereafter	1,730

Total	$4,703

(5)	The income tax provision was calculated reflecting a tax rate of 29.0% and 30.0% in the third quarter of fiscal 2006 and 2005, respectively.

ORACLE CORPORATION

Q3 FISCAL 2006 YEAR TO DATE FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions, except per share data)

	Nine Months Ended February 28,			Nine Months Ended February 28,			% Increase (Decrease) in US $		% Increase (Decrease) in Constant Currency (1)
	2006	% of Revenues		2005	% of Revenues

REVENUES
New software licenses	$2,783	29%		$2,481	31%		12%		15%
Software license updates and product support	4,764	50%		3,816	48%		25%		27%

Software Revenues	7,547	79%		6,297	79%		20%		22%

Services	1,982	21%		1,624	21%		22%		24%

Total Revenues	9,529	100%		7,921	100%		20%		22%

OPERATING EXPENSES
Sales and marketing	2,076	22%		1,703	22%		22%		24%
Software license updates and product support	514	6%		438	6%		17%		19%
Cost of services	1,757	19%		1,423	18%		24%		25%
Research and development	1,335	14%		1,034	13%		29%		29%
General and administrative	410	4%		401	5%		2%		3%
Amortization of intangible assets	398	4%		97	1%		308%		308%
Acquisition related	122	1%		103	1%		18%		18%
Restructuring	38	0%		107	1%		(65%	)	(64%	)

Total Operating Expenses	6,650	70%		5,306	67%		25%		27%

OPERATING INCOME	2,879	30%		2,615	33%		10%		13%
Interest expense	(86)	(1%	)	(69)	(1%	)	25%		26%
Non-operating income, net	138	2%		117	2%		18%		19%

INCOME BEFORE PROVISION FOR INCOME TAXES	2,931	31%		2,663	34%		10%		13%

Provision for income taxes	850	9%		799	10%		6%		8%

NET INCOME	$2,081	22%		$1,864	24%		12%		16%

EARNINGS PER SHARE:
Basic	$0.40			$0.36			11%
Diluted	$0.40			$0.36			11%

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	5,169			5,133			1%
Diluted	5,262			5,229			1%

(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rate in effect on May 31, 2005, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. The United States dollar strengthened relative to major international currencies in the nine months ended February 28, 2006 compared with the corresponding prior year period, reducing revenue growth by 2 percentage points, operating expense growth by 2 percentage points and operating income growth by 3 percentage points.

ORACLE CORPORATION

Q3 FISCAL 2006 YEAR TO DATE

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

(in millions, except per share data)

	Nine Months Ended February 28,						% Increase (Decrease) in US $
	2006 GAAP	Adj.	2006 Non-GAAP	2005 GAAP	Adj.	2005 Non-GAAP	GAAP		Non-GAAP

TOTAL REVENUES (2)	$9,529	$305	$9,834	$7,921	$143	$8,064	20%		22%

TOTAL SOFTWARE REVENUES (2)	$7,547	$305	$7,852	$6,297	$143	$6,440	20%		22%
New software licenses	2,783	—	2,783	2,481	—	2,481	12%		12%
Software license updates and product support (2)	4,764	305	5,069	3,816	143	3,959	25%		28%

TOTAL OPERATING EXPENSES	$6,650	$(582)	$6,068	$5,306	$(317)	$4,989	25%		22%
Stock-based compensation (3)	24	(24)	—	10	(10)	—	*		*
Amortization of intangible assets (4)	398	(398)	—	97	(97)	—	308%		0%
Acquisition related	122	(122)	—	103	(103)	—	18%		0%
Restructuring	38	(38)	—	107	(107)	—	(65%	)	0%

OPERATING INCOME	$2,879	$887	$3,766	$2,615	$460	$3,075	10%		22%

OPERATING MARGIN %	30%		38%	33%		38%	(8%	)	0%

INCOME BEFORE PROVISION FOR INCOME TAXES	$2,931	$887	$3,818	$2,663	$460	$3,123	10%		22%
Income tax effect on above adjustments (5)	850	257	1,107	799	138	937	6%		18%

NET INCOME	$2,081	$630	$2,711	$1,864	$322	$2,186	12%		24%

DILUTED EARNINGS PER SHARE	$0.40		$0.52	$0.36		$0.42	11%		23%

* not meaningful

(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	Estimated revenues related to assumed support contracts, as of February 28, 2006, that will not be recognized in future periods due to business combination accounting rules are as follows:

Year Ended May 31,

2006	$87
2007	137
2008	9

Total	$233

(3)	As of February 28, 2006, the portion of the intrinsic value of unvested options assumed from acquired companies related to future service, which is approximately $42, is recorded as deferred stock-based compensation on our consolidated balance sheet and will be amortized using the accelerated expense attribution method over the remaining vesting period.

Stock-based compensation is included in the following GAAP operating expenses in the first nine months of fiscal 2006 and 2005:

	Nine Months Ended February 28, 2006			Nine Months Ended February 28, 2005
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP

Sales and marketing	$5	$(5)	$—	$2	$(2)	$—
Software license updates and product support	2	(2)	—	1	(1)	—
Cost of services	6	(6)	—	3	(3)	—
Research and development	11	(11)	—	3	(3)	—
General and administrative	—	—	—	1	(1)	—

Total stock-based compensation	$24	$(24)	$—	$10	$(10)	$—

(4)	Estimated future amortization expense related to intangible assets as of February 28, 2006 is as follows:

Year Ended May 31,

2006	$183
2007	734
2008	724
2009	719
2010	613
Thereafter	1,730

Total	$4,703

(5)	The income tax provision was calculated reflecting a tax rate of 29.0% and 30.0% in the first nine months of fiscal 2006 and 2005, respectively.

ORACLE CORPORATION

Q3 FISCAL 2006 FINANCIAL RESULTS

CONDENSED CONSOLIDATED BALANCE SHEETS (1)

($ in millions)

	February 28, 2006	May 31, 2005

ASSETS

Current Assets:
Cash and cash equivalents	$6,921	$3,894
Marketable securities	843	877
Trade receivables, net	2,201	2,570
Deferred tax assets	738	486
Other current assets	496	621

Total Current Assets	11,199	8,448

Non-Current Assets:
Property, net	1,375	1,442
Intangible assets, net	4,703	3,373
Goodwill	10,075	7,003
Other assets	1,112	421

Total Non-Current Assets	17,265	12,239

TOTAL ASSETS	$28,464	$20,687

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities:
Short-term borrowings and current portion of long-term debt	$341	$2,693
Accounts payable	233	230
Income taxes payable	678	904
Accrued compensation and related benefits	858	923
Accrued restructuring	247	156
Deferred revenues	2,467	2,289
Other current liabilities	1,042	868

Total Current Liabilities	5,866	8,063

Non-Current Liabilities:
Long-term debt	5,741	159
Deferred tax liabilities	799	1,010
Accrued restructuring	521	120
Deferred revenues	111	126
Other long-term liabilities	383	372

Total Non-Current Liabilities	7,555	1,787

Stockholders’ Equity	15,043	10,837

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$28,464	$20,687

(1)	Certain prior period balances have been reclassified to conform to the current period presentation.

ORACLE CORPORATION

Q3 FISCAL 2006 YEAR TO DATE FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (1)

($ in millions)

	Nine Months Ended February 28,
	2006	2005

Cash Flows From Operating Activities:
Net income	$2,081	$1,864
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	160	142
Amortization of intangible assets	398	97
Deferred income taxes	(115)	(117)
Minority interests in income	27	27
Amortization of stock-based compensation	33	10
Non-cash restructuring	—	33
In-process research and development	86	34
Changes in operating assets and liabilities, net of effects from acquisitions:
Decrease in trade receivables	670	824
Decrease in prepaid expenses and other assets	123	195
Decrease in accounts payable and other liabilities	(382)	(455)
Decrease in income taxes payable	(201)	(121)
(Decrease) Increase in deferred revenues	(18)	24

Net cash provided by operating activities	2,862	2,557

Cash Flows From Investing Activities:
Purchases of marketable securities	(1,473)	(6,545)
Proceeds from maturities and sale of marketable securities	3,083	10,537
Acquisitions, net of cash acquired	(3,932)	(9,892)
Purchase of equity investment	(605)	—
Capital expenditures	(161)	(150)
Proceeds from sales of property	140	—
Increase in other assets	(4)	(5)

Net cash used for investing activities	(2,952)	(6,055)

Cash Flows From Financing Activities:
Payments for repurchase of common stock	(324)	(1,095)
Proceeds from issuance of common stock	333	360
Proceeds from borrowings, net of financing costs	12,636	9,200
Payments of debt	(9,446)	(2,000)
Distributions to minority interests	(39)	(44)

Net cash provided by financing activities	3,160	6,421

Effect of exchange rate changes on cash and cash equivalents	(43)	160

Net increase in cash and cash equivalents	3,027	3,083

Cash and cash equivalents at beginning of period	3,894	4,138

Cash and cash equivalents at end of period	$6,921	$7,221

(1)	Certain prior period balances have been reclassified to conform to the current period presentation.

ORACLE CORPORATION

Q3 FISCAL 2006 FINANCIAL RESULTS

FREE CASH FLOW—TRAILING 4-QUARTERS (1)

($ in millions)

	Fiscal 2005				Fiscal 2006
	Q1	Q2	Q3	Q4	Q1	Q2	Q3 (2)	Q4

GAAP Operating Cash Flow	$3,350	$3,386	$3,575	$3,552	$3,596	$3,509	$3,857

Capital Expenditures (3)	(147)	(178)	(195)	(188)	(206)	(182)	(199)

Free Cash Flow	$3,203	$3,208	$3,380	$3,364	$3,390	$3,327	$3,658

% Growth	16%	12%	27%	12%	6%	4%	8%

GAAP Net Income	$2,749	$2,948	$2,854	$2,886	$2,896	$2,878	$3,103

Free Cash Flow as a % of Net Income	117%	109%	118%	117%	117%	116%	118%

(1)	To supplement our statements of cash flows presented on a GAAP basis, we use non-GAAP measures of cash flows on a trailing 4-quarter basis to analyze cash flow generated from operations. We believe free cash flow is also useful as one of the bases for comparing our performance with our competitors. The presentation of non-GAAP free cash flow is not meant to be considered in isolation or as an alternative to net income as an indicator of our performance, or as an alternative to cash flows from operating activities as a measure of liquidity.

(2)	Free cash flow and free cash flow as a percent of GAAP net income for the first nine months of fiscal 2006 and first nine months of fiscal 2005:

	First Nine Months of Fiscal 2005	First Nine Months of Fiscal 2006

GAAP Operating Cash Flow	$2,557	$2,862
Capital Expenditures	(150)	(161)

Free Cash Flow	$2,407	$2,701

% Growth	18%	12%

GAAP Net Income	$1,864	$2,081

Free Cash Flow as a % of Net Income	129%	130%

(3)	Represents capital expenditures as reported in cash flows from investing activities of our cash flow statements presented in accordance with U.S. generally accepted accounting principles.

ORACLE CORPORATION

Q3 FISCAL 2006 FINANCIAL RESULTS

SUPPLEMENTAL ANALYSIS OF GAAP REVENUES AND HEADCOUNT (1)

(in millions, except headcount data)

	Fiscal 2005							Fiscal 2006
	Q1		Q2		Q3	Q4	TOTAL	Q1	Q2	Q3	Q4	TOTAL

REVENUES
New software licenses	$563		$971		$947	$1,609	$4,091	$629	$1,058	$1,096		$2,783
Software license updates and product support	1,176		1,252		1,389	1,514	5,330	1,502	1,559	1,703		4,764

Software Revenues	1,739		2,223		2,336	3,123	9,421	2,131	2,617	2,799		7,547

Consulting	355		395		470	589	1,810	481	506	501		1,489
On Demand	71		72		76	80	299	84	87	96		266
Education	50		66		68	86	269	72	82	74		227

Services Revenues	476		533		614	755	2,378	637	675	671		1,982

Total Revenues	$2,215		$2,756		$2,950	$3,878	$11,799	$2,768	$3,292	$3,470		$9,529

AS REPORTED REVENUE GROWTH RATES
New software licenses	7%		14%		12%	23%	16%	12%	9%	16%		12%
Software license updates and product support	14%		12%		18%	26%	18%	28%	25%	23%		25%
Software Revenues	11%		13%		15%	24%	17%	23%	18%	20%		20%

Consulting	(10%	)	0%		26%	40%	14%	36%	28%	7%		22%
On Demand	18%		11%		23%	12%	16%	18%	20%	26%		22%
Education	(11%	)	(4%	)	37%	32%	13%	42%	25%	9%		24%
Services Revenues	(7%	)	1%		27%	35%	14%	34%	26%	9%		22%

Total Revenues	7%		10%		18%	26%	16%	25%	19%	18%		20%

CONSTANT CURRENCY GROWTH RATES
New software licenses	3%		9%		8%	20%	12%	10%	12%	20%		15%
Software license updates and product support	10%		8%		15%	22%	14%	26%	27%	27%		27%
Software Revenues	8%		8%		12%	21%	13%	21%	20%	24%		22%

Consulting	(13%	)	(4%	)	23%	36%	10%	34%	31%	10%		24%
On Demand	14%		7%		20%	9%	12%	17%	22%	29%		23%
Education	(14%	)	(9%	)	33%	28%	8%	40%	27%	13%		26%
Services Revenues	(10%	)	(3%	)	23%	32%	10%	32%	29%	13%		24%

Total Revenues	3%		6%		14%	23%	12%	23%	22%	22%		22%

GEOGRAPHIC REVENUES

REVENUES
Americas	$1,091		$1,292		$1,437	$1,977	$5,798	$1,475	$1,733	$1,848		$5,057
Europe, Middle East & Africa	778		1,062		1,088	1,361	4,288	883	1,090	1,164		3,136
Asia Pacific	346		402		425	540	1,713	410	469	458		1,336

Total Revenues	$2,215		$2,756		$2,950	$3,878	$11,799	$2,768	$3,292	$3,470		$9,529

HEADCOUNT

GEOGRAPHIC AREA
Domestic	16,458		16,347		21,774	21,544		21,198	21,133	23,256
International	25,610		26,233		29,107	28,328		28,318	30,021	32,326

Total Company	42,068		42,580		50,881	49,872		49,516	51,154	55,582

(1)	The sum of the quarterly financial information may vary from the year-to-date financial information due to rounding.

ORACLE CORPORATION

Q3 FISCAL 2006 FINANCIAL RESULTS

SUPPLEMENTAL TOTAL SOFTWARE PRODUCT REVENUE ANALYSIS (1)

($ in millions)

	Fiscal 2005						Fiscal 2006
	Q1		Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total

APPLICATIONS REVENUES

New software licenses	$69		$215	$152	$350	$785	$127	$266	$269		$662
Software license updates and product support	238		254	351	445	1,288	466	502	608		1,576

Software Revenues	307		469	503	795	2,073	593	768	877		2,238

AS REPORTED REVENUE GROWTH RATES
New software licenses	(36%	)	57%	9%	52%	28%	84%	24%	77%		52%
Software license updates and product support	8%		7%	48%	86%	38%	96%	98%	73%		87%
Software Revenues	(6%	)	25%	34%	69%	34%	93%	64%	74%		75%

CONSTANT CURRENCY GROWTH RATES
New software licenses	(38%	)	51%	7%	49%	25%	82%	27%	82%		54%
Software license updates and product support	4%		3%	43%	80%	33%	93%	101%	79%		90%
Software Revenues	(9%	)	21%	30%	65%	30%	91%	67%	80%		78%

DATABASE & MIDDLEWARE REVENUES

New software licenses	$494		$756	$795	$1,259	$3,306	$502	$792	$827		$2,121
Software license updates and product support	938		998	1,038	1,070	4,042	1,036	1,057	1,095		3,188

Software Revenues	1,432		1,754	1,833	2,329	7,349	1,538	1,849	1,922		5,309

AS REPORTED REVENUE GROWTH RATES
New software licenses	18%		5%	12%	16%	13%	2%	5%	4%		4%
Software license updates and product support	15%		14%	11%	11%	12%	10%	6%	6%		7%
Software Revenues	16%		10%	11%	14%	13%	7%	5%	5%		6%

CONSTANT CURRENCY GROWTH RATES
New software licenses	14%		1%	9%	13%	9%	0%	8%	8%		6%
Software license updates and product support	11%		10%	7%	7%	9%	9%	8%	9%		9%
Software Revenues	12%		6%	8%	10%	9%	6%	8%	9%		8%

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

ORACLE CORPORATION

Q3 FISCAL 2006 FINANCIAL RESULTS

SUPPLEMENTAL GEOGRAPHIC NEW SOFTWARE LICENSE REVENUES ANALYSIS (1) (2)

($ in millions)

	Fiscal 2005							Fiscal 2006
	Q1		Q2		Q3	Q4	TOTAL	Q1		Q2		Q3		Q4	TOTAL

AMERICAS

Database & Middleware	$197		$285		$289	$542	$1,313	$194		$327		$334			$856
Applications	30		116		91	229	466	75		163		148			386

New Software License Revenues	$227		$401		$380	$771	$1,779	$269		$490		$482			$1,242

AS REPORTED GROWTH RATES
Database & Middleware	22%		(5%	)	14%	29%	16%	(2%	)	15%		16%			11%
Applications	(27%	)	53%		7%	71%	39%	150%		41%		61%			62%
New Software License Revenues	12%		7%		12%	39%	21%	19%		22%		27%			23%

CONSTANT CURRENCY GROWTH RATES
Database & Middleware	21%		(5%	)	12%	27%	15%	(4%	)	13%		14%			9%
Applications	(27%	)	51%		7%	69%	38%	148%		40%		60%			61%
New Software License Revenues	11%		7%		11%	37%	20%	17%		21%		25%			22%

EUROPE / MIDDLE EAST / AFRICA

Database & Middleware	$158		$304		$325	$483	$1,270	$164		$282		$316			$763
Applications	28		80		44	76	227	38		75		96			208

New Software License Revenues	$186		$384		$369	$559	$1,497	$202		$357		$412			$971

AS REPORTED GROWTH RATES
Database & Middleware	10%		16%		12%	7%	11%	4%		(7%	)	(3%	)		(3%	)
Applications	(49%	)	67%		7%	6%	5%	38%		(6%	)	119%			38%
New Software License Revenues	(6%	)	23%		11%	7%	10%	9%		(7%	)	12%			4%

CONSTANT CURRENCY GROWTH RATES
Database & Middleware	3%		5%		6%	3%	4%	3%		0%		6%			3%
Applications	(53%	)	54%		2%	3%	0%	36%		1%		138%			46%
New Software License Revenues	(12%	)	13%		6%	3%	4%	8%		0%		22%			10%

ASIA PACIFIC

Database & Middleware	$131		$160		$168	$222	$682	$134		$176		$170			$478
Applications	11		19		17	45	92	14		28		25			68

New Software License Revenues	$142		$179		$185	$267	$774	$148		$203		$195			$546

AS REPORTED GROWTH RATES
Database & Middleware	27%		7%		8%	10%	12%	2%		9%		1%			4%
Applications	0%		46%		21%	80%	46%	28%		48%		52%			45%
New Software License Revenues	25%		10%		9%	18%	15%	4%		13%		5%			8%

CONSTANT CURRENCY GROWTH RATES
Database & Middleware	21%		3%		3%	7%	8%	0%		14%		6%			7%
Applications	0%		38%		23%	72%	42%	23%		50%		60%			47%
New Software License Revenues	19%		6%		5%	14%	11%	2%		18%		11%			11%

TOTAL COMPANY

Database & Middleware	$486		$749		$782	$1,247	$3,265	$492		$785		$820			$2,097
Applications	69		215		152	350	785	127		266		269			662

New Software License Revenues	$555		$964		$934	$1,597	$4,050	$619		$1,051		$1,089			$2,759

AS REPORTED GROWTH RATES
Database & Middleware	19%		5%		12%	16%	13%	1%		5%		5%			4%
Applications	(36%	)	57%		9%	52%	28%	84%		24%		77%			52%
New Software License Revenues	8%		14%		11%	22%	15%	12%		9%		17%			13%

CONSTANT CURRENCY GROWTH RATES
Database & Middleware	14%		1%		8%	13%	9%	0%		8%		9%			6%
Applications	(38%	)	51%		7%	49%	25%	82%		27%		82%			54%
New Software License Revenues	4%		9%		8%	20%	12%	10%		12%		21%			15%

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	New Software License Revenues presented exclude documentation and miscellaneous revenues.

APPENDIX A

ORACLE CORPORATION

Q3 FISCAL 2006 QUARTER TO DATE AND YEAR TO DATE

EXPLANATION OF NON-GAAP MEASURES

Due to a series of acquisitions, our results of operations have undergone significant change. To supplement our financial results presented on a GAAP basis, we use the non-GAAP measures indicated in the table, which exclude certain business combination accounting entries and expenses related to acquisitions and other significant expenses that we believe are helpful in understanding our past financial performance and our future results. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business based on these non-GAAP measures.

Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effect:

•	Support deferred revenue: Business combination accounting rules require us to account for the fair value of support contracts assumed in connection with acquisitions. Because these are typically one-year contracts, our GAAP software license updates and support revenues for the one year period subsequent to acquisitions do not reflect the full amount of revenue on assumed contracts that would have otherwise been recorded by the acquired entities. The non-GAAP adjustment is intended to reflect the full amount of such revenue. We believe this adjustment is useful to investors as a measure of the ongoing performance of our business, because we have historically experienced high renewal rates on these contracts although we cannot assure that customers will renew these contracts. For further information on this non-GAAP adjustment, see footnote 2 to our Reconciliation of Selected GAAP Measures to Non-GAAP Measures.

•	Stock-based compensation: Certain of our operating expenses include stock-based compensation related to unvested stock options assumed in connection with acquisitions. We believe it is useful to highlight the effect of stock-based compensation related to acquisitions because, in compliance with our historical practices under SFAS 123, we do not otherwise expense Oracle stock-based compensation in the current or in past reporting periods. However, stock-based compensation is a key incentive offered to our employees, and we believe it contributed to the revenue earned during the period and will contribute to our future revenue generation. Stock-based compensation expenses will recur in future periods. For further information on the effect of this non-GAAP adjustment on our operating expense line items, see footnote 3 to our Reconciliation of Selected GAAP Measures to Non-GAAP Measures.

•	Amortization of intangible assets: We have excluded the effect of amortization of intangibles from our non-GAAP operating expenses. We believe this is useful because, prior to the PeopleSoft acquisition, we did not incur significant charges of this nature, and the exclusion of this amount helps investors understand a significant reason why our operating expenses increased compared to the prior period. Investors should note that the use of intangible assets contributed to revenue earned during the period and will contribute to future revenue generation and should also note that these amortization expenses are recurring. See footnote 4 to our Reconciliation of Selected GAAP Measures to Non-GAAP Measures for information on our estimated future amortization expense related to intangible assets.

•	Acquisition related charges and restructuring costs: We incurred significant expenses in connection with acquisitions, principally PeopleSoft and Siebel, that we would not have otherwise incurred. Acquisition related charges primarily consist of in-process research and development expenses, integration-related professional services, stock-based compensation expenses (in addition to the stock-based compensation expenses described above), personnel related costs for transitional employees as well as costs associated with our tender offer for PeopleSoft prior to the agreement date. Stock-based compensation included in acquisition related charges resulted from unvested options assumed in acquisitions whose vesting was fully accelerated upon termination of the employees pursuant to the terms of the options. Restructuring costs consist of Oracle employee severance and Oracle duplicate facility closures in connection with acquisitions. We believe it is useful for investors to understand the effect of these expenses on our cost structure. Although acquisition related charges and restructuring costs are not recurring with respect to past acquisitions, we will incur these charges in connection with future acquisitions.